UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      March 12, 2014

World Acceptance Corporation
(Exact Name of Registrant as Specified in its Charter)

South Carolina	0-19599	57-0425114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

108 Frederick Street Greenville, South Carolina 29607
(Address of Principal Executive Offices) (Zip Code)

(864) 298-9800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 12, 2014, World Acceptance Corporation (the “Company”) received a Civil Investigative Demand (“CID”) from the U.S. Consumer Financial Protection Bureau (“CFPB”). The CID states that “[t]he purpose of this investigation is to determine whether finance companies or other unnamed persons have been or are engaging in unlawful acts or practices in connection with the marketing, offering, or extension of credit in violation of Sections 1031 and 1036 of the Consumer Financial Protection Act, 12 U.S.C. §§ 5531, 5536, the Truth in Lending Act, 15 U.S.C. §§ 1601, et seq., Regulation Z, 12 C.F.R. pt. 1026, or any other Federal consumer financial law” and “also to determine whether Bureau action to obtain legal or equitable relief would be in the public interest.” The CID contains broad requests for production of documents, answers to interrogatories and written reports related to loans made by the Company and numerous other aspects of the Company’s business. The Company has evaluated the CID and is in the process of providing the information requested to the CFPB. The Company believes its marketing and lending practices are lawful.
.

Forward-looking Statements

This Form 8-K contains various “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company’s expectations or beliefs concerning future events. Statements other than those of historical fact, as well as those identified by the words “anticipate,” “estimate,” “intend” “plan,” “expect,” “believe,” “may,” “will,” and “should” or any variation of the foregoing and similar expressions are forward-looking statements. Such forward-looking statements are about matters that are inherently subject to risks and uncertainties. Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include the following: recently enacted, proposed or future legislation and the manner in which it is implemented; the nature and scope of regulatory authority, particularly discretionary authority, that may be exercised by the CFPB or other regulators having jurisdiction over the Company’s business or consumer financial transactions generically; the unpredictable nature of regulatory proceedings and litigation; and any determinations, findings, claims or actions made or taken by the CFPB, other regulators or other third parties in connection with or resulting from the CID that assert or establish that the Company’s lending practices or other aspects of its business violate applicable laws or regulations. Any such determinations, findings, claims or actions could result in material adverse consequences to the Company, including adverse judgments, fines, settlements, penalties, litigation or other actions. These and other factors are discussed in greater detail in Part I, Item 1A, “Risk Factors” in the Company’s most recent annual report on Form 10-K/A, as amended, filed with the Securities and Exchange Commission (“SEC”) and the Company’s other reports filed with, or furnished to, the SEC from time to time. World Acceptance Corporation does not undertake any obligation to update any forward-looking statements it makes. The Company is also not responsible for updating the information contained in this Form 8-K beyond the publication date, or for changes made to this document by wire services or Internet services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2014
World Acceptance Corporation

	By:	/s/ A. Alexander McLean, III
A. Alexander McLean, III
Chief Executive Officer